UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MAGYAR BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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Magyar Bancorp, Inc.
400 Somerset Street
P.O. Box 1365
New Brunswick, New Jersey 08903

January 8, 2007

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Magyar Bancorp, Inc. Our Annual Meeting will be held at The Somerset Marriott, 110 Davidson Avenue, Somerset, New Jersey 08873, on February 12, 2007 at 2:00 p.m. local time.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-KSB, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors, the approval of the 2006 Equity Incentive Plan and the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending September 30, 2007. The Board of Directors unanimously recommends a vote “FOR” the election of the director nominees, “FOR” the approval of the 2006 Equity Incentive Plan and “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending September 30, 2007.

On behalf of the Board, please indicate your vote by using the enclosed proxy card or by voting by telephone or Internet, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important.

Sincerely, Elizabeth E. Hance President and Chief Executive Officer

Magyar Bancorp, Inc.
400 Somerset Street
P.O. Box 1365
New Brunswick, New Jersey 08903
(732) 342-7600

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On February 12, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of the Company will be held at The Somerset Marriott, 110 Davidson Avenue, Somerset, New Jersey 08873, on February 12, 2007 at 2:00 p.m. local time.

A proxy statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of three directors;
2.	the approval of the Magyar Bancorp, Inc. 2006 Equity Incentive Plan;
3.	the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending September 30, 2007; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board is not aware of any other such business.

Any action may be taken on the foregoing proposals at the Annual Meeting, including all adjournments thereof. Stockholders of record at the close of business on December 29, 2006 are the stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be available at 400 Somerset Street, New Brunswick, New Jersey 08903 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. STOCKHOLDERS WHOSE SHARES ARE HELD IN REGISTERED FORM HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE OR THE INTERNET, AS DESCRIBED ON YOUR PROXY CARD. STOCKHOLDERS WHOSE SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD MUST VOTE IN THE MANNER DIRECTED BY THE NOMINEE. CHECK YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON ANY MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

New Brunswick, New Jersey	Karen LeBlon
January 8, 2007	Corporate Secretary

TABLE OF CONTENTS

GENERAL INFORMATION	1
The 2007 Annual Meeting of Stockholders	1
Who Can Vote	2
How Many Votes You Have	2
Matters to Be Considered	3
How to Vote	3
Participants in Magyar Bancorp Benefit Plans	3
Vote Required	4
Revocability of Proxies	4
Solicitation of Proxies	4
Recommendation of the Board of Directors	5
Security Ownership of Certain Beneficial Owners and Management	5
Stock Ownership and Retention Policy	7
Section 16(a) Beneficial Ownership Reporting Compliance	7
PROPOSAL I - ELECTION OF DIRECTORS	7
Directors and Executive Officers	8
Nominees for Director	8
Continuing Directors	8
Executive Officers of the Bank Who Are Not Also Directors	9
Corporate Governance	9
Board Independence	9
Board Meetings and Committees	9
Director Fees	11
Code of Ethics and Business Conduct	11
Board Nominations	11
Procedures for the Consideration of Board Candidates Submitted by Stockholders	12
Stockholder Communications with the Board	13
Transactions with Certain Related Persons	13
The Audit Committee Report	13
Executive Officer Compensation	15
Benefit Plans	15
PROPOSAL II - APPROVAL OF THE MAGYAR BANCORP, INC. 2006 EQUITY INCENTIVE
PLAN	19
General	19
Eligibility	20
Types of Awards	20
Limitation on Awards Under the Equity Plan	21
Performance Features	22
Vesting of Awards	22
Change in Control	22
Amendment and Termination	23
United States Income Tax Considerations	24
Other Information	25
Required Vote and Recommendation of the Board	25
PROPOSAL III - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS	25
Fees Paid to Grant Thornton	26
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants	26
Required Vote and Recommendation of the Board	26
STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING	27
Advance Notice of Business to be Conducted at an Annual Meeting	27
OTHER MATTERS	27

i

MAGYAR BANCORP, INC.

PROXY STATEMENT FOR THE
2007 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on February 12, 2007

GENERAL INFORMATION

This Proxy Statement and accompanying Proxy Card and the Annual Report to Stockholders are being furnished to the stockholders of Magyar Bancorp, Inc. (“Magyar Bancorp” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of Magyar Bancorp for use at the 2007 Annual Meeting of Stockholders. The Annual Meeting will be held Monday, February 12th at 2 p.m., local time, at The Somerset Marriott, 110 Davidson Avenue, Somerset, New Jersey 08873. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated January 8, 2007 and is first being mailed to stockholders on or about January 8, 2007.

The 2007 Annual Meeting of Stockholders
Date, Time and Place	The Annual Meeting of Stockholders will be held on Monday, February 12th, 2 p.m., local time, at The Somerset Marriott, 110 Davidson Avenue, Somerset, New Jersey 08873.

Record Date	December 29, 2006.

Shares Entitled to Vote	5,923,742 shares of Magyar Bancorp common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting
To consider and vote on the election of three directors, the approval of the Magyar Bancorp, Inc. 2006 Equity Incentive Plan, and the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending September 30, 2007.

Vote Required
Directors are elected by a plurality of votes cast, including shares voted by Magyar Bancorp, MHC and without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The approval of the 2006 Equity Incentive Plan will be determined by a majority of the votes cast, excluding shares held by Magyar Bancorp, MHC and without regard to the broker non-votes and proxies marked “ABSTAIN.” The ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm will be determined by a majority of the votes cast, including shares voted by Magyar Bancorp, MHC and without regard to broker non-votes or proxies marked “ABSTAIN.”

Your Board of Directors
Recommends A Vote in Favor of
the Proposals
Your Board of Directors unanimously recommends that stockholders vote “FOR” the election of each director nominee listed in this Proxy Statement, “FOR” the approval of the 2006 Equity Incentive Plan and “FOR” the ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the year ending September 30, 2007.

Magyar Bancorp
Magyar Bancorp, a Delaware corporation, is the bank holding company for Magyar Bank, an FDIC-insured, New Jersey-chartered savings bank that operates four full-service banking offices. At September 30, 2006, Magyar Bancorp had $434.2 million in total assets. Our principal executive offices are located at 400 Somerset Street, New Brunswick, New Jersey 08903, and our telephone number is (732) 342-7600. Magyar Bancorp completed its initial public stock offering on January 23, 2006, selling 2,618,550 shares, or 44.20% of its outstanding common stock, including 217,863 shares purchased by Magyar Bank Employee Stock Ownership Plan. Additionally, the Company contributed $500,000 in cash and issued 104,742 shares of its common stock, or 1.77% of its outstanding shares, to the Magyar Bank Charitable Foundation. Magyar Bancorp, MHC, a New Jersey-chartered mutual holding company (the “Mutual Holding Company”), holds 3,200,450 shares, or 54.03%, of the Company’s issued and outstanding shares of common stock.

Who Can Vote

The Board of Directors has fixed December 29, 2006 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Magyar Bancorp common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On December 29, 2006, 5,923,742 shares of Magyar Bancorp common stock were outstanding and held by approximately 664 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Magyar Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. The presence by proxy of the Mutual Holding Company’s shares of common stock will assure a quorum is present at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Magyar Bancorp common stock outstanding will be entitled to one vote for each share held of record. However, Magyar Bancorp’s certificate of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Magyar Bancorp (other than the Mutual Holding Company) are not entitled to any vote with respect to the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate, as well as by any person acting in concert with such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to vote on the election of three directors, to approve the 2006 Equity Incentive Plan and to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending September 30, 2007.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. Magyar Bancorp could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

You may vote your shares by completing and signing the enclosed Proxy Card and returning it in the enclosed postage-paid envelope or by attending the Annual Meeting. Alternatively, you may choose to vote your shares using the Internet or telephone voting options explained on your Proxy Card. You should complete and return the Proxy Card accompanying this document, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the three director nominees named in this Proxy Statement, “FOR” the Magyar Bancorp. Inc. 2006 Equity Incentive Plan and “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending September 30, 2007.

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote in person at the Annual Meeting. Examples of such documentation include a broker's statement or letter or other documentation that will confirm your ownership of shares of Magyar Bancorp common stock. If you want to vote your shares of Magyar Bancorp common stock that are held in street name in person at the Annual Meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

If you have any questions regarding the Annual Meeting, please contact Magyar Bancorp’s proxy solicitor, Georgeson, Inc. at (866) 785-7402.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the Proxy Card in their best judgment.

Participants in Magyar Bancorp Benefit Plans

If you are a participant in the Magyar Bank Employee Stock Ownership Plan or another benefit plan through which you own shares of Magyar Bancorp common stock, you will have received with this Proxy Statement voting instruction forms with respect to shares you may vote under the plans. Although the trustee or administrator votes all shares held by the plan, each participant may direct the trustee or administrator how to vote the shares of Magyar Bancorp common stock allocated to his or her plan account. If you own shares through any of these plans and do not vote, the respective plan trustees or administrators will vote the shares in accordance with the terms of the respective plans.

Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Magyar Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, including shares voted by Magyar Bancorp, MHC and without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “WITHHELD.” The approval of the 2006 Equity Incentive Plan will be determined by the affirmative vote of a majority of the shares cast, excluding shares held by Magyar Bancorp, MHC and without regard to the broker non-votes and proxies marked “ABSTAIN.” The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm is determined by a majority of the votes cast, including shares voted by Magyar Bancorp, MHC and without regard to broker non-votes or proxies marked “ABSTAIN.”

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Magyar Bancorp prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or

•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Magyar Bancorp, Inc.
400 Somerset Street
P.O. Box 1365
New Brunswick, NJ 08903
Attention:  Karen LeBlon
    Corporate Secretary

If your shares are held in street name, your broker votes your shares and you should follow your broker's instructions regarding the revocation of proxies.

Solicitation of Proxies

Magyar Bancorp will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Magyar Bancorp will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Magyar Bancorp common stock and secure their voting instructions. Magyar Bancorp will reimburse such holders of record for their reasonable expenses in taking those actions. Magyar Bancorp has also made arrangements with Georgeson Shareholder Communications, Inc. to assist in soliciting proxies and has agreed to pay it a fee of $6,500 plus reasonable expenses for these services. If necessary, Magyar Bancorp may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Recommendation of the Board of Directors

Your Board of Directors unanimously recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the approval of the Magyar Bancorp, Inc. 2006 Equity Incentive Plan and “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending September 30, 2007.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of the issued and outstanding shares of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”). The following table sets forth, as of December 29, 2006, certain information regarding persons who beneficially owned more than five percent of the Company’s issued and outstanding shares of Common Stock:

Principal Stockholders

Name and Address of Beneficial Owners	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding(1)

Magyar Bancorp, MHC 400 Somerset Street P.O. Box 1365 New Brunswick, NJ 08903	3,200,450(2)	54.03%(2)
PL Capital Group 20 E. Jefferson Avenue Suite 22 Naperville, IL 60540	296,718(3)	5.00%(3)

(1)	Based on 5,923,742 shares of Magyar Bancorp common stock outstanding on December 29, 2006.
(2)
Based on a Schedule 13D filed by Magyar Bancorp, MHC with the SEC on January 25, 2006. The Board of Directors of Magyar Bancorp, MHC consists of those persons who serve on the Board of Directors of Magyar Bancorp, Inc.

(3)	Based on a Schedule 13D filed by PL Capital Group with the SEC on September 21, 2006.

Management

The following table sets forth information about the shares of Magyar Bancorp common stock owned by each nominee for election as director, each incumbent director, each named executive officer identified in the summary compensation table included elsewhere in this Proxy Statement, and all nominees, incumbent directors and executive officers as a group, as of December 29, 2006.

Names	Age	Position(s) Held in the Company	Shares Owned Directly and Indirectly(1)	Percent of Class

NOMINEES

Elizabeth E. Hance	51	President and Chief Executive Officer	37,955	*
Thomas Lankey	46	Vice Chairman of the Board	17,500	*
Joseph A. Yelencsics	51	Director	10,000

DIRECTORS CONTINUING IN OFFICE

Andrew G. Hodulik, CPA	49	Director	10,000	*
Joseph J. Lukacs, Jr., D.M.D.	64	Chairman of the Board	16,200	*
Martin A. Lukacs, D.M.D.	60	Director	10,000
Salvatore J. Romano, Ph.D.	65	Director	19,267	*
Edward C. Stokes, III	57	Director	26,215

NAMED EXECUTIVES OFFICERS WHO ARE NOT DIRECTORS

John S. Fitzgerald	42	Executive Vice President and Chief Operating Officer	8,733	*
Jon R. Ansari	32	Senior Vice President and Chief Financial Officer	7,301	*
All directors and executive officers as a group (10 persons)(2)			163,171	2.8%

_____________________
*	Less than 1%
(1)
Unless otherwise indicated, each person effectively exercises sole, or shared with spouse, voting and dispositive power as to the shares reported. Includes shares owned by the executive officers through the Magyar Bank 401(k) Profit Sharing Plan.

(2)
Excludes 217,863 shares of common stock held by the Magyar Bank Employee Stock Ownership Plan (“ESOP”), which shares are unallocated and held for the future benefit of all employees. Under the terms of the ESOP, one share of common stock will be deemed allocated to the account of each employee for voting purposes only and the ESOP will be voted in accordance with the instructions of the employees.

Stock Ownership and Retention Policy

The Board believes Directors and Executive Officers (defined as the Chief Executive Officer and Executive Vice Presidents) should have a financial investment in the Company. Each Director is expected to own at least $75,000 in common stock, based on original purchase value (excluding stock options), the Chief Executive Officer is expected to own at least $150,000 in common stock, based on original purchase value (excluding stock options), and each Executive Vice President is expected to own at least $50,000 in common stock, based on original purchase value (excluding stock options), within four years of being elected to the Board or as an officer. The ownership guidelines for Directors and Executive Officers are as follows:

		Value of Common Stock
•	Chief Executive Officer	$150,000
•	Directors	$75,000
•	Executive Vice Presidents	$50,000

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of ownership reports, except for the late filing of a Form 4 and a Form 5 for two transactions by Mr. Joseph J. Lukacs Jr., no officer or director failed to file ownership reports on a timely basis for the year ended September 30, 2006.

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors currently consists of eight (8) members and is divided into three classes, with one class of directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors have been elected and shall qualify.

The Board has nominated Elizabeth E. Hance, Thomas Lankey and Joseph A. Yelencsics for election as directors, each of whom has agreed to serve if so elected. Please refer to the sections entitled “Directors and Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the nominees.

It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting “FOR” the election of the nominees. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why the nominees would be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Directors and Executive Officers

Following is the business experience for the past five years of each of the Company’s directors and executive officers.

Nominees for Director

Elizabeth E. Hance. Ms. Hance was appointed the President and Chief Executive Officer of Magyar Bank in January 2005. She has been a member of the Board of Directors of the Bank since 1994 and of the Company since its inception in 2005. Previously, she served as Executive Vice President and Chief Operating Officer of the Bank from 2003 through 2004.

Thomas Lankey. Mr. Lankey is the Senior Vice President of Long Term Care of Solaris Health Systems. Mr. Lankey’s first cousin is Joseph Yelencsics, who is also a director of Magyar Bank. He has been a director of the Bank since 1994 and of the Company since its inception in 2005.

Joseph A. Yelencsics. Mr. Yelencsics is a private investor. He was a part owner of Bristol Motors, Inc., an automobile dealership. Mr. Yelencsics is the first cousin of Tom Lankey, who is also a director of Magyar Bank. He has been a director of the Bank since 2000 and of the Company since its inception in 2005.

Continuing Directors

Term to Expire Following Fiscal Year Ending September 30, 2007

Joseph J. Lukacs, Jr., D.M.D. Dr. Lukacs is retired. Until 2005, Dr. Lukacs was a dentist with Drs. Joseph & Martin Lukacs, P.A. He has been a member of the Board of Directors of Magyar Bank since 1976 and of the Company since its inception since 2005, and currently is the Chairman of the Board of Directors of the Bank and of the Company. Dr. Lukacs’ brother is Martin A. Lukacs, who is also a director of Magyar Bank.

Salvatore J. Romano, Ph.D. Dr. Romano is retired. He was formerly a Vice President with Johnson & Johnson. Dr. Romano currently teaches Chemistry as a part-time Professor at Rutgers University. He has been a director of the Bank since 2000 and of the Company since its inception in 2005.

Edward C. Stokes, III. Mr. Stokes is the managing partner of the law firm of Stokes and Throckmorton. He is also the General Counsel of Magyar Bank. He has been a director of the Bank since 2001 and of the Company since its inception in 2005.

Term to Expire Following Fiscal Year Ending September 30, 2008

Andrew G. Hodulik, CPA. Mr. Hodulik is a certified public accountant with the accounting firm of Hodulik & Morrison, P.A. He has been a director of the Bank since 1995 and of the Company since its inception in 2005.

Martin A. Lukacs, D.M.D. Dr. Lukacs is retired. Dr. Lukacs’ brother is Joseph J. Lukacs, the Chairman of the Board of Directors of Magyar Bank. He has been a director of the Bank since 2000 and of the Company since its inception in 2005.

Executive Officers of the Bank Who Are Not Also Directors

Jon R. Ansari. Mr. Ansari is the Senior Vice President and Chief Financial Officer of Magyar Bank. Mr. Ansari joined Magyar Bank in July 1999. Prior to being appointed to his current position in June 2005, Mr. Ansari held various financial positions at Magyar Bank such as Vice President of Finance, Controller, Assistant Controller and Accountant.

John S. Fitzgerald. Mr. Fitzgerald is Executive Vice President and Chief Operating Officer of Magyar Bank. Until his appointment to this position in January 2007, he was Executive Vice President and Chief Lending Officer since July 2005, and Department Head of Commercial Lending since joining Magyar Bank in June 2001. Prior to his employment at Magyar Bank, Mr. Fitzgerald was the Vice President of Commercial Lending at United Trust Bank.

Corporate Governance

Magyar Bancorp is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

Board Independence

The Board has determined that, except as to Ms. Hance and Mr. Stokes, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards and the Company’s corporate governance policies. Ms. Hance is not considered independent because she is an executive officer of the Company. Mr. Stokes is not considered independent because of the fees paid to his law firm by Magyar Bank and in related transactions.

Board Meetings and Committees

The Board of Directors of Magyar Bancorp met five times during the fiscal year ended September 30, 2006. The Board of Directors of Magyar Bank met 15 times during fiscal 2006. No director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he or she served during fiscal 2006, including Board and committee meetings of Magyar Bank. Executive sessions of the independent directors are regularly scheduled. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged.

The Company and Magyar Bank have four standing Board committees: Nominating and Corporate Governance Committee; Audit Committee; Compensation and Benefits Committee; and Executive Committee.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending the following to the Board: director nominees, director committee structure and membership, and corporate governance guidelines. The Nominating and Corporate Governance Committee is also responsible for the determination of director independence as defined by NASDAQ corporate governance listing standards. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website at www.magbank.com. The Nominating and Corporate Governance Committee currently consists of Directors Martin Lukacs, Romano and Yelencsics.

Audit Committee. The Audit Committee is responsible for overseeing the financial reporting, internal control and internal and external audit processes. This responsibility includes reviewing reports filed with the SEC, the internal audit function, the audit plan and performance of the internal auditor, as well as appointing, overseeing and evaluating the independent registered public accounting firm. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board believes that Director Hodulik qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.magbank.com. The report of the Audit Committee is included elsewhere in this Proxy Statement. The Audit Committee currently consists of Directors Hodulik, Martin Lukacs, Romano, Lankey and Yelencsics.

Compensation Committee. The Compensation Committee is responsible for recommending to the Board the compensation of the Chief Executive Officer and executive management, reviewing and administering overall compensation policy, reviewing performance measures and goals, administering stock-based compensation plans, approving benefit programs, establishing compensation of directors and other matters of personnel policy and practice. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Compensation Committee, which is available at the Company’s website at www.magbank.com. The Compensation Committee currently consists of Directors Lankey, Hodulik, Romano and Yelencsics.

Executive Committee. The Executive Committee is authorized to act with some exceptions with the same authority as the Board of Directors of Magyar Bancorp between meetings of the Board. The Board has adopted a written charter for the Executive Committee, which is available at the Company’s website at www.magbank.com. The Executive Committee is comprised of Directors Joseph Lukacs, Lankey, Hodulik and Hance.

Committee Membership

The following chart provides information about Board committee membership and the number of meetings that each committee held in fiscal 2006.

Names	Nominating and Corporate Governance Committee	Audit Committee	Compensation and Benefits Committee	Executive Committee
Director (1)
Andrew G. Hodulik, CPA		X	X	X
Thomas Lankey		X	X	X
Martin A. Lukacs, D.M.D.	X	X
Joseph J. Lukacs, Jr., D.M.D.				X
Salvatore J. Romano, Ph.D.	X	X	X
Edward C. Stokes, III
Joseph A. Yelencsics	X	X	X
Number of meetings in fiscal 2006	0	6	4	0
————————————
(1)	Elizabeth E. Hance is an officer of the Company and with the exception of the Executive Committee, is not a member of the Board Committees listed.

Director Fees

Each of the individuals who serve as a director of Magyar Bancorp also serve as a director of Magyar Bank and earns director fees in that capacity. Magyar Bank pays each director an annual retainer fee of $24,000. The Chairman of the Board of Directors receives an annual retainer fee of $60,000 and the Vice Chairman of the Board of Directors receives an annual retainer fee of $29,000. Each director also receives a fee of $500 for each committee meeting attended. Each director of Magyar Bancorp is paid a quarterly retainer fee of $2,500. The chairman of the Audit Committee also receives an additional retainer fee of $5,000, and members of the Audit Committee are paid a fee of $1,000 for attendance at committee meetings. Aggregate fees paid to directors by Magyar Bancorp and Magyar Bank were $381,400 for fiscal 2006.

Code of Ethics and Business Conduct

The Board has adopted a code of ethics and business conduct for employees, including the principal executive officer, principal financial officer, principal accounting officer and all persons performing similar functions, and a code of ethics and business conduct for directors. These codes are designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. Both of these documents are available on the Company’s website at www.magbank.com. Amendments to and waivers from the codes of ethics and business conduct will be disclosed on the Company’s website.

Board Nominations

The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter, subject to prior approval from the Board, to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has experiences and achievements that have given him/her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his/her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” as defined in the NASDAQ Corporate Governance Listing Standards, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an Audit Committee financial expert.

Procedures for the Consideration of Board Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Corporate Secretary at Magyar Bancorp, Inc., 400 Somerset Street, P.O. Box 1365, New Brunswick, New Jersey 08903. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•
the name and address of the nominating stockholder as he/she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the nominated candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and the Company and between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice Of Business To Be Conducted at an Annual Meeting.” The Company received no submission from stockholders for Board nominees for this Annual Meeting.

Stockholder Communications with the Board

A stockholder of the Company who wants to communicate with the Board or with any individual director can write to the Corporate Secretary at Magyar Bancorp, Inc., 400 Somerset Street P.O. Box 1365, New Brunswick, New Jersey 08903. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman will:

•	Forward the communication to the director(s) to whom it is addressed;

•	Handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, a summary of all communications received since the last meeting will be presented and those communications will be made available to the directors upon request.

Transactions with Certain Related Persons

Federal law and regulation generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, applicable regulations permit executive officers and directors to receive the same terms through loan programs that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Magyar Bank extends loans to its executive officers and directors on the same terms as available to all employees, in compliance with these regulations.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Magyar Bank. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company’s directors and officers are made in conformity with the Federal Reserve Act and Regulation O.

During the year ended September 30, 2006, the law firm of Stokes and Throckmorton received fees of $94,262 for services rendered on behalf of Magyar Bank, including fees paid by borrowers in connection with loan closings. Director Edward C. Stokes, III is a partner of the law firm.

The Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2006;

•
met with the Company’s Chief Executive Officer, Chief Financial Officer, internal auditors and the independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•	discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

•
received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the independent registered public accounting firm its independence from the Company; and

•	pre-approved all audit, audit related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006 and be filed with the SEC. In addition, the Audit Committee appointed Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007, subject to the ratification of this appointment by the stockholders.

The Audit Committee

Andrew G. Hodulik, CPA (Chairman)
Martin A. Lukacs, D.M.D.	Salvatore J. Romano, Ph.D
Thomas Lankey	Joseph A. Yelencsics

Executive Officer Compensation

Summary Compensation Table. The following table sets forth, for the fiscal year ended September 30, 2006, certain information as to the total remuneration paid by Magyar Bank to its Chief Executive Officer as well as to the two most highly compensated executive officers of Magyar Bank, other than the Chief Executive Officer, who received total salary and bonus in excess of $100,000. Each of the individuals listed in the table below is referred to as a Named Executive Officer.

Name and Principal Position	Fiscal Year	Salary\ ($)(1)	Bonus ($)(3)	All Other Compensation ($)(2)(4)
Elizabeth E. Hance President and Chief Executive Officer	2006	210,000	37,800	134,122
John S. Fitzgerald Executive Vice President and Chief Operating Officer	2006	150,000	24,891	52,159
Jon R. Ansari Senior Vice President and Chief Financial Officer	2006	135,000	30,375	54,080

___________________________
(1)	Pursuant to SEC disclosure rules, summary compensation information is excluded for fiscal years 2004 and 2005, since Magyar Bancorp was not a public company during any part of those fiscal years.
(2)
Magyar Bank provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits for fiscal 2006 did not, in the case of the Named Executive Officers, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for them in the Summary Compensation Table.

(3)	Represents amounts paid in fiscal year 2007 for bonuses earned in fiscal year 2006.
(4)	Includes payments during fiscal year 2006 for the following:

Name	401(k) Plan ($)	Supplemental Executive Retirement Plan ($)	Disability Insurance ($)	Life Insurance ($)	Medical & Dental Insurance ($)	Directors Fees ($)	Long-Term Care Insurance ($)
Elizabeth E. Hance	4,892	102,435	844	1,278	2,632	17,001	5,040
John S. Fitzgerald	4,642	43,792	709	882	2,134	--	--
Jon R. Ansari	5,369	40,895	285	651	6,880	--	--

Benefit Plans

Employment Agreement. Magyar Bancorp, Inc. has entered into an employment agreement with Elizabeth E. Hance. The agreement has an initial term of three years. Unless notice of non-renewal is provided, the agreement renews annually. Under the agreement, the base salary is $210,000. The base salary will be reviewed at least annually and may be increased, but not decreased. In addition to base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees, use of an automobile and reimbursement of expenses associated with the use of such automobile. The executive’s employment may be terminated for just cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

The executive is entitled to severance payments and benefits in the event of her termination of employment under specified circumstances. In the event the executive’s employment is terminated for reasons other than for just cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (1) the failure to elect or reelect or to appoint or reappoint executive to her executive position, (2) a material change in the executive’s functions, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance or scope, (3) the liquidation or dissolution of Magyar Bancorp or Magyar Bank, or (4) a breach of the employment agreement by Magyar Bancorp, the executive would be entitled to a severance payment equal to three times the executive’s base salary, and the executive would be entitled to the continuation of life, medical, and dental coverage for 36 months. In the event of a termination following a change in control of Magyar Bancorp or Magyar Bank, the executive would be entitled to a severance payment equal to three times the sum of the executive’s base salary and the highest rate of bonus paid to her during the prior three years, plus the continuation of insurance coverage for 36 months. In the event that the severance payment provisions of the employment agreement are triggered, the executive would be entitled to a cash severance benefit in the amount of approximately $743,400. The executive would be entitled to no additional benefits under the employment agreement upon retirement at age 65. In the event of the termination of Ms. Hance’s employment, Ms. Hance also agrees to resign from the Board of Directors.

Upon termination of the executive’s employment other than in connection with a change in control, the executive agrees not to compete with Magyar Bancorp for one year following termination of employment within 25 miles of any existing branch of Magyar Bank or 25 miles of any office for which Magyar Bank or a subsidiary has filed an application for regulatory approval. Should the executive become disabled, Magyar Bancorp would continue to pay the executive her base salary for the longer of the remaining term of the agreement or one year, provided that any amount paid to the executive pursuant to any disability insurance would reduce the compensation she would receive. In the event the executive dies while employed by Magyar Bancorp, the executive’s estate will be paid the executive’s base salary for one year and the executive’s family will be entitled to continuation of medical and dental benefits for one year after the executive’s death.

Change-in-Control Agreements. Magyar Bancorp, Inc. has entered into change-in-control agreements with Jon R. Ansari and John S. Fitzgerald, which would provide certain benefits in the event of a termination of employment following a change in control of Magyar Bancorp or Magyar Bank. Each of the change-in-control agreements provides for a term of two years. Commencing on each anniversary date, the agreements will be renewed for an additional year so that the remaining term will be two years, subject to termination by the Board of Directors on notice of non-renewal. The change-in-control agreements enable Magyar Bancorp to offer to the designated officers certain protections against termination without just cause in the event of a change in control. Such protections are frequently offered by other financial institutions, and Magyar Bancorp may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections.

Following a change in control of Magyar Bancorp or Magyar Bank, an officer is entitled under the agreement to a payment if the officer’s employment is terminated during the term of such agreement, other than for just cause, or if the officer voluntarily terminates employment during the term of such agreement as a result of a demotion, loss of title, office or significant authority (in each case, other than as a result of the fact that either Magyar Bank or Magyar Bancorp is merged into another entity in connection with a change in control and will not operate as a stand-alone, independent entity), reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. In the event an officer who is a party to a change-in-control agreement is entitled to receive payments pursuant to the change-in-control agreement, he will receive a cash payment equal to two times the sum of his highest rate of base salary and the highest rate of bonus awarded to the executive during the prior three years, payable in a lump sum. If a change in control occurs, Mr. Ansari and Mr. Fitzgerald would be entitled to a cash payment in the aggregate amount of approximately $330,750 and $349,782, respectively. In addition to the cash payment, each covered officer is entitled to receive life, medical, and dental coverage for a period of 24 months from the date of termination. Notwithstanding any provision to the contrary in the change-in-control agreements, payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended.

Defined Benefit Pension Plan. Magyar Bank sponsors the Magyar Savings Bank Retirement Plan, which is a qualified, tax-exempt defined benefit plan (the “Retirement Plan”). The Retirement Plan was frozen as to new accruals effective as of February 15, 2006. Any employee age 21 or older who has completed one year of service with Magyar Bank in which the employee has completed at least 1,000 hours of service is eligible to participate in the Retirement Plan. Magyar Bank annually contributes an amount to the plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The regular form of retirement benefit is a life annuity (if the participant is single) and a joint and survivor annuity (if the participant is married); however, various alternative forms of joint and survivor annuities may be selected instead. In the event a participant dies before his annuity starting date, death benefits will generally be paid to the participant’s surviving spouse in the form of a pre-retirement survivor annuity.

A participant who retires on his normal retirement date is entitled to an annual benefit equal to his accrued benefit based on a retirement benefit formula equal to the sum of 35% of the participant’s average annual compensation plus 22.75% of his average annual compensation in excess of covered compensation. However, participants who have earned less than 35 years of service at the end of the plan year in which they attain normal retirement age will be entitled to reduced benefits. The minimum amount of annual retirement benefit provided to participants who retire on their normal retirement date will be equal to 1.5% of the participant’s average annual compensation multiplied by the participant’s number of years of service, up to a maximum of 30 years.

Executive Supplemental Retirement Income Agreements. In 1996, Magyar Bank adopted an Executive Supplemental Retirement Income Agreement for Elizabeth Hance (“SERP”). The SERP was amended and restated effective January 1, 2006 in order to comply with changes in the tax laws under Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”). The SERP is designed to provide an annual benefit to Ms. Hance at age 65 equal to $64,392, payable monthly for a period of 180 months following retirement. A secular trust (i.e., a grantor trust established by the individual and not the bank) has also been established by Ms. Hance, with the assistance of Magyar Bank, in connection with the establishment of the SERP. An amount is annually contributed by Magyar Bank to Ms. Hance’s secular trust, in an amount intended to be sufficient to fully fund the expected benefit at Ms. Hance’s retirement. The amount contributed to the secular trust each year is taxable to Ms. Hance in the year of the contribution. Ms. Hance is annually given a limited period of time following Magyar Bank’s contribution to her secular trust to withdraw the contribution, provided, however, that if she exercises her withdrawal rights, Magyar Bank will thereafter cease making contributions to the secular trust and will instead commence bookkeeping entries representing phantom contributions towards an accrued benefit account that Magyar Bank will establish on its books.

In the event of Ms. Hance’s voluntary or involuntary termination of employment for reasons other than cause or due to a change in control, or in the event of disability or death during employment, Ms. Hance, or her beneficiary, as applicable, will receive an annuitized benefit based on the contributions and/or phantom contributions, if any, to the secular trust and/or accrued benefit account, respectively, made or required to be made as of the date of such termination, disability or death. The benefits due on death or disability will be paid shortly following the occurrence of such event. The benefits due on a voluntary or involuntary termination of employment, other than due to cause or a change in control, will be paid at the time Ms. Hance attains age 65. The SERP provides that benefit payments to Ms. Hance may be delayed for six months in the event Ms. Hance is a “Specified Employee,” within the meaning of the term in Code Section 409A, at the time of her Separation from Service. In the event of a change in control of Magyar Bank followed within 60 months by Ms. Hance’s involuntary termination of employment or resignation due to the occurrence of certain events, then Magyar Bank, or its successor will be required to make a final contribution to the secular trust or a final phantom contribution to the accrued benefit account, as applicable, equal to the present value of all future contributions which would have been made had she continued in employment until her retirement age, subject to reduction to avoid an excise tax on excess parachute payments. The benefit payable to Ms. Hance following a change in control will not be paid until Ms. Hance attains age 65. If a timely election has been made, the benefits payable from the SERP will be paid to Ms. Hance, or her beneficiary, as applicable, in a lump sum. In the fiscal year ended September 30, 2006, Magyar Bank contributed $102,435 to Ms. Hance’s secular trust under the SERP.

In consideration of the right to receive the promised benefits, Ms. Hance has agreed that during employment and, thereafter, during the period over which the annual benefits will be paid, she will not engage in any activity which is directly or indirectly competitive with Magyar Bank.

Magyar Bank adopted an Executive Supplemental Retirement Income Agreement for Jon Ansari and for John Fitzgerald effective as of January 1, 2006 (“2006 SERPs”), which are substantially similar to the SERP adopted by Magyar Bank for Ms. Hance. The 2006 SERPs are designed to provide an annual benefit to Mr. Ansari at age 65 of $90,332 and to Mr. Fitzgerald at age 65 of $65,512. For these purposes, Messrs. Ansari and Fitzgerald have each established a secular trust in connection with the adoption of the 2006 SERPs. In the fiscal year ended September 30, 2006, Magyar Bank contributed $40,895, and $43,792 to the secular trusts established for Mr. Ansari and Mr. Fitzgerald, respectively, under the 2006 SERP.

Director Supplemental Retirement Income and Deferred Compensation Agreements. In 1996, Magyar Bank entered into Director Supplemental Retirement Income and Deferred Compensation Agreements with each of directors Elizabeth E. Hance, Andrew G. Hodulik, Thomas Lankey, Joseph J. Lukacs, Jr., Martin A. Lukacs, Salvatore J. Romano, Edward C. Stokes, III, and Joseph A. Yelencsics in order to provide retirement, disability and death benefits to such directors and their beneficiaries. The agreements were amended and restated effective January 1, 2006, in order to comply with changes in the tax laws under Code Section 409A. The agreements with each director replace a prior non-qualified deferred compensation plan under which each director deferred all or a portion of his or her board fees, committee fees and retainer and such deferrals generated earnings at a 10% interest rate. Under the replacement agreements, each director makes an elective contribution equal to such director’s voluntary monthly pre-tax deferrals of board fees, committee fees and or retainer to a so-called secular trust (i.e., a trust where the individual is the grantor) established by such director with the assistance of Magyar Bank; each such trust is referred to as a retirement income trust fund. In addition, Magyar Bank contributes an amount to the retirement income trust funds to supplement the directors’ deferrals, and replace the 10% interest that would have accrued under the prior nonqualified plan. Magyar Bank also makes a contribution, actuarially determined to be equal to the amount necessary to support the annual retirement benefit payable to the director once he reaches his benefit age, based upon a percentage of the director’s total board fees, committee fees and/or retainer in the twelve-month period prior to the date on which the director is entitled to receive retirement benefits. Provided a director has served for at least five years, the director’s retirement benefit will be at least 50% of such board fees, committee fees and/or retainer, with a maximum retirement benefit of 60%, based on years of service. If a director serves less than five years at termination of service, the benefit to such director would be between 12½% and 20% of such fees and/or retainer. Any director who serves as board chairman for a five-year term (other than the chairman serving as of February 1, 2004) will be entitled to receive a maximum benefit equal to 75% of his fees and/or retainer. Funds contributed to the retirement income trust fund will be invested by the trustee and are taxable to the director in the year of the contribution. Each director is annually given a limited period of time following Magyar Bank’s contribution to the director’s retirement income trust fund to withdraw the contribution to such director’s retirement income trust fund, provided, however, that if a director exercises his withdrawal rights, Magyar Bank will thereafter cease making contributions to the retirement income trust fund and will instead commence bookkeeping entries representing phantom contributions towards the director’s accrued benefit account.

Upon retirement, the amounts accumulated in the director’s retirement income trust fund and/or phantom contributions to any accrued benefit account established for such director, if any, will be annuitized and paid in monthly installments for the payout period unless the director has elected a lump sum payment. In the event the director dies after attaining his benefit age but prior to commencement or completion of his monthly payments, the amounts accrued for the benefit of the director will be paid to his or her beneficiary in either monthly installments or a lump sum. In the event a director has elected to receive a lump sum benefit and dies while employed by Magyar Bank, the balance of his benefit will be paid to his beneficiary in a lump sum. In the event the director’s service is terminated prior to benefit age due to disability, the director will also be entitled to a lump sum benefit.

PROPOSAL II - APPROVAL OF THE MAGYAR BANCORP, INC. 2006 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Magyar Bancorp, Inc. 2006 Equity Incentive Plan (the “Equity Plan”), to provide officers, employees and directors of the Company and Magyar Bank with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.

General

The Equity Plan will remain in effect for a period of ten years following adoption by stockholders. Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 381,260 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 108,931 shares may be issued as restricted stock awards.

The Equity Plan will be administered by the members of the Compensation and Benefits Committee (the “Committee”), none of whom are current or former employees or officers of the Company and none of whom receive remuneration from the Company in any capacity other than as a director, except for compensation in an amount for which disclosure would not be required under SEC disclosure rules. The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan. The Equity Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

Eligibility

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options. There are 20 employees and seven non-employee directors currently eligible to receive awards under the Equity Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Equity Plan means the final sales price of Company’s common stock as reported on the NASDAQ Global Market on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a “cashless exercise” through a third party. Cash may be paid in lieu of any fractional shares under the Equity Plan. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Stock Appreciation Rights. Stock appreciation rights give the recipient the right to receive a payment in cash, Company common stock, or a combination thereof, of an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement.

Stock Awards. Stock awards under the Equity Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Equity Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

Prohibition Against Option Repricing. The Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or stock appreciation right previously granted.

Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Securities Exchange Act of 1934. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant’s death.

Limitation on Awards Under the Equity Plan

The following limits apply to awards under the Equity Plan:

•
the maximum number of shares of stock that may be covered by options or stock appreciation rights that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is 75,000 shares;

•
the maximum number of shares of stock that may be stock awards that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 30,000 shares;

•
the maximum amount of cash incentive awards or cash settled stock awards that are intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal $1,000,000; and

•
the maximum number of shares of stock that may be covered by stock options or stock appreciation rights granted to any one non-employee director is five percent (5%) of the shares to be granted in the aggregate as stock options or stock appreciation rights under the plan, and the maximum number of stock awards that may be granted to any one non-employee director is five percent (5%) of the shares to be granted in the aggregate as stock awards under the plan. In addition, the maximum number of shares of stock that may be covered by all stock options and stock appreciation rights granted to all non-employee directors as a group is thirty percent (30%) of the shares in the aggregate to be covered by stock options or stock appreciation rights granted under the plan, and the maximum number of stock awards that may be granted to all non-employee directors as a group is thirty percent (30%) of the stock awards in the aggregate to be granted under the plan.

The Committee may use shares of stock available under the Equity Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

Section 162(m) of the Internal Revenue Code. A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. The Equity Plan is designed so that stock options will be considered performance based compensation. The Committee may designate whether any stock appreciation rights, stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Code. Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: earnings, financial return ratios, capital, increase in revenue, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, liquidity, interest sensitivity gap levels, regulatory compliance or safety and soundness, improvement of financial rating, administrative expenses, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance-based compensation” and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Code.

Vesting of Awards

If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than three years for an employee, and not less than one year for a director, subject in either case to acceleration in the event of death, disability, retirement, involuntary termination of employment of service following a change in control, or other enumerated events (which could include, for example, the completion of a “second-step conversion” of the Mutual Holding Company).

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a Change in Control of the Company, all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all stock awards or cash incentive awards shall be fully earned and vested (subject to limitations on performance-based awards). For the purposes of the Equity Plan, a Change in Control occurs when: (a)  any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined as an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or the Bank is consummated; or (d) a tender offer is made for 25% or more of the outstanding voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) a Potential Change in Control occurs, and the Board of Directors determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of the Equity Plan.

The term Whole Board means the total number of directors that the Company would have if there were no vacancies on the Board of Directors at the time the relevant action or matter is presented for approval. The term Excluded Transaction means (i) a plan of reorganization, merger, consolidation or similar transaction that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the voting securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (ii) a “second-step conversion” of Magyar Bancorp, MHC. The term Incumbent Directors means the individuals who, on the date of the adoption of the Equity Plan, constitute the Board of Directors; and any new director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or by a nominating committee of the Board of Directors whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments. The term Potential Change in Control means the public announcement by any person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or one or more transactions, events or occurrences that result in a change in control of the Bank or the Company within the meaning of the Bank Holding Company Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the change in control; or a proxy statement soliciting proxies from stockholders of the Company is filed or distributed seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

In the event of a Change in Control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, other than as provided in the Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Plan (other than as provided in the Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Plan at any time, retroactively or otherwise, to insure that the Equity Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

United States Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Other Information

The number and types of awards to be made pursuant to the Equity Plan are subject to the discretion of the Committee and have not been determined at this time.

Required Vote and Recommendation of the Board

In order to approve the 2006 Equity Incentive Plan, the proposal must receive the affirmative vote of the majority of the shares cast in person or by proxy, excluding shares of common stock held by Magyar Bancorp, MHC, and without regard to broker non-votes or proxies marked “ABSTAIN.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MAGYAR BANCORP, INC. 2006 EQUITY INCENTIVE PLAN.

PROPOSAL III - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

The Company’s independent registered public accounting firm for the fiscal year ended September 30, 2006 was Grant Thornton LLP (“Grant Thornton”). The Audit Committee of the Board has approved the engagement of Grant Thornton to be the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007, subject to the ratification of the appointment by the Company’s stockholders at the Annual Meeting. Representatives of Grant Thornton are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Grant Thornton is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Grant Thornton, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to Grant Thornton

Set forth below is certain information concerning aggregate fees for professional services rendered by Grant Thornton during fiscal years 2006 and 2005:

Audit Fees. The aggregate fees billed to the Company by Grant Thornton for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-QSB and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings and engagements were $154,000 and $69,000 during fiscal 2006 and 2005, respectively.

Audit Related Fees. The aggregate fees billed to the Company by Grant Thornton for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the consolidated financial statements and that are not already reported in “Audit Fees” above, were $30,000 and $0 during fiscal 2006 and 2005, respectively. These services in 2006 were primarily related to the filing of Magyar Bancorp’s Registration Statement on Form SB-2 in connection with the initial public offering.

Tax Fees. The aggregate fees billed to the Company by Grant Thornton for professional services rendered for tax compliance were $52,000 and $15,000 during fiscal 2006 and 2005, respectively.

All Other Fees. There were no “Other Fees” for fiscal 2006 and 2005.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accounting firm and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date. The Audit Committee pre-approved all of the fees described above during fiscal years 2006 and 2005.

Required Vote and Recommendation of the Board

In order to ratify the appointment of Grant Thornton as independent registered public accounting firm for fiscal 2007, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, including shares voted by Magyar Bancorp, MHC but without regard to other non-votes on proxies marked “ABSTAIN.”

THE BOARD RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s Executive Office, 400 Somerset Street, P.O. Box 1365, New Brunswick New Jersey 08903, no later than September 10, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

The bylaws of Magyar Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of Magyar Bancorp not less than 90 days prior to the date of Magyar Bancorp’s proxy materials for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. As to the first annual meeting of stockholders, to be timely notice must be provided no later than the close of business on the tenth day following the day on which public announcement of the date of the meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Magyar Bancorp to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Accordingly, advance written notice for certain business or nominations to the Board to be brought before that meeting must be given to the Company by October 11, 2007. If notice is received after that date, it will be considered untimely, and the Company will not be required to present the matter at the meeting.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The Audit Committee Report included in this Proxy Statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit Committee Report shall not otherwise be deemed filed under such Acts.

An additional copy of the Company’s annual report on Form 10-KSB for the year ended September 30, 2006, will be furnished without charge upon written or telephonic request to Jon R. Ansari, Senior Vice President and Chief Financial Officer, 400 Somerset Street, P.O. Box 1365, New Brunswick, NJ 08903 or call (732) 342-7600.

New Brunswick, New Jersey	Karen LeBlon
January 8, 2007	Corporate Secretary

APPENDIX A

MAGYAR BANCORP, INC.

2006 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1     Purpose, Effective Date and Term.  The purpose of this Magyar Bancorp, Inc. 2006 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Magyar Bancorp, Inc., a Delaware corporation (the “Company”), and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is February 12, 2007, the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2     Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3     Participation.  Each Employee and Director of the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards under the Plan shall be limited to Employees and Directors of the Company or any Subsidiary; provided, however, that an award (other than an award of an incentive stock option) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

Section 1.4     Definitions.  Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

ARTICLE 2 - AWARDS

Section 2.1     General.  Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant.  Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.7, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of awards that may be granted under the Plan include:

(a)     Stock Options.  A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee.  Unless otherwise specifically provided by its terms, any stock option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

(b)     Stock Appreciation Rights.  A stock appreciation right (an “SAR”) is a right to receive, in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.

(c)     Restricted Stock Awards.  A Restricted Stock Award is a grant of shares of Stock, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2     Exercise of Stock Options and SARs.  A stock option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall a stock option or SAR expire later than ten (10) years after the date of its grant.  The “Exercise Price” of each stock option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.

Section 2.3.     Restricted Stock Awards.

(a)     General. Each Restricted Stock Award shall be evidenced by an Award Agreement, which shall: (a) specify the number of shares of Stock covered by the Restricted Stock Award; (b) specify the date of grant of the Restricted Stock Award; (c) specify the vesting period, and (d) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Committee, together with a stock power executed by the Participant in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Agreement between Magyar Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Magyar Bancorp, Inc. 2006 Equity Incentive Plan, copies of which are on file at the executive offices of Magyar Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)     Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, but otherwise whether or not in cash, shall be immediately distributed to the Participant.

(c)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(d)     Tender Offers. Each Participant to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer or other offer made to the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4     Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

(a)     Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)     Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.

(c)     Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5     Vesting of Awards. If the right to become vested in an award under the Plan (including the right to exercise an option) is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting shall not be less than three (3) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control); provided, however, that unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting with respect to an award granted to Directors shall not be less than one (1) year (subject to acceleration in such similar events as applied to Employee Participants, and providing that service as a Director Emeritus shall constitute service for purposes of vesting).

Section 2.6     Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7     Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the option’s in-the-money value) or replacement grants, or other means.

Section 2.8.     Effect of termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Director shall vest immediately upon such individual’s death, Disability or Retirement. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a)     Upon the Termination of Service for any reason other than Disability, Retirement, death or Termination for Cause, options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and options and SARs may be exercised only for a period of three months following termination, and any shares of Restricted Stock that have not vested as of the date of termination shall expire and be forfeited.

(b)     In the event of a Termination of Service for Cause, all options, SARs and Restricted Stock Awards granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c)     Upon the Termination of Service for reason of Disability, Retirement or death, all options and SARs shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of Termination of Service, and options and SARs may be exercised for a period of one year following Termination of Service. Provided, however, that no option shall be eligible for treatment as an incentive option in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain Incentive option treatment for options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.

(d)     The effect of a Change in Control on the vesting/exercisability of options, SARs and Restricted Stock Awards is as set forth in Article 4 hereof.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1     Available Shares.  The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2     Share Limitations.

(a)     Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to three hundred eighty one thousand two hundred and sixty (381,260) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to options and SARs (all of which may be granted as ISOs) is two hundred seventy two thousand three hundred twenty nine (272,329) shares of Stock. The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards shall be one hundred eight thousand nine hundred thirty one (108,931) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)     Computation of Shares Available . For purposes of this Section 3.2 and in connection with the granting of an option or SAR (other than a tandem SAR), a Restricted Stock Award, or other stock-based Award, the number of shares of Stock available for the granting of additional options, SARs and Restricted Stock Awards shall be reduced by the number of shares of Stock in respect of which the option, SAR or Restricted Stock Award is granted or denominated. To the extent any shares of Stock covered by an award (including stock awards) under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent an option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, the number of shares of Stock available shall be reduced by the gross number of options exercised rather than by the net number of shares of Stock issued.

Section 3.3     Limitations on Grants to Individuals.

(a)     Options and SARs.  The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be seventy five thousand (75,000). For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3.

(b)     Stock Awards.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be thirty thousand (30,000).

(c)     SARs Settled in Cash.  The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SAR described under Section 2.1(b) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be one million dollars ($1,000,000).

(d)     Director Awards. The maximum number of shares of Stock that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be five percent of all shares of Stock to be granted pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) and the maximum number of shares that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(c) (relating to Restricted Stock Awards) shall be five percent of all shares of Stock to be granted pursuant to Section 2.1(c) (relating to Restricted Stock Awards). In addition, the maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) and under Section 2.1(c) (relating to Restricted Stock Awards) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(c) (relating to Restricted Stock Awards). The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

(e)     Partial Performance. Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could be awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

Section 3.4     Corporate Transactions.

(a)     General. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any award granted under the Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of options, SARs and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding options, SARs and Restricted Stock Awards, and (iii) the Exercise Price of options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, options, SARs or Restricted Stock Awards (including, without limitation, cancellation of options, SARs and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of options, SARs or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to an option, SAR or Restricted Stock Award intended to qualify as “performance-based compensation” shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

(b)     Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any options or SARs granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option or SAR being canceled.

Section 3.5     Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)     Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)     Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1     Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a)     At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option or SAR).

(b)     At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(c) shall be fully earned and vested immediately.

(c)     In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2     Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)     any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the MHC, the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)     the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)     a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)     a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

(e)     a Potential Change in Control occurs, and the Board determines, pursuant to the vote of at majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In addition, and notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of or in connection with a second step conversion of the MHC, unless otherwise specified in the Award Agreement. In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered solely by a Change in Control, then with respect to such award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1     Administration. The Plan shall be administered by the members of the Compensation Committee of Magyar Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2     Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)     Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b)     The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)     The Committee will have the authority to define terms not otherwise defined herein.

(d)     Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)     In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

Section 5.3     Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4     Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5     Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1     General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2     Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any award granted under this Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1     No Implied Rights.

(a)     No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)     No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c)     No Rights as a Stockholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2     Transferability.  Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3     Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4     Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5     Award Agreement.  Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

Section 7.6     Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7     Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8     Tax Withholding.  Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to an option or SAR settled in stock, reducing the number of shares of Stock subject to the option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting; or (iii) with respect to an SAR settled in cash, withholding an amount of cash. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 7.9     Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10     Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11     Indemnification.  To the fullest extent permitted by law and the Company’s certificate of incorporation, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12     No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13     Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Middlesex County, New Jersey, or the Chancery Court of

the State of Delaware, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14     Benefits Under Other Plans.  Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15     Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16     Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)     in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)     in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)     in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1     In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)     “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)     “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(c)     “Board” means the Board of Directors of the Company.

(d)     If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(e)     “Change in Control” has the meaning ascribed to it in Section 4.2.

(f)     “Code” means the Internal Revenue Code of 1986, as amended, and   any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g)     “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

(h)     “Committee” means the Committee acting under Article 5.

(i)     “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(j)     “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404 of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(k)     If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.

(l)     “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(n)      “Excluded Transaction” means (I) a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (II) a second step conversion of the MHC.

(o)     “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.

(p)     “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)     the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)     if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the NASDAQ Global Market, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)     if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422.

(q)     A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due;

(e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(r)     “Incumbent Directors” means:

(I)     the individuals who, on the date hereof, constitute the Board; and

(II)     any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(s)      “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(t)     “ISO” has the meaning ascribed to it in Section 2.1(a).

(u)     “MHC” means Magyar Bancorp, MHC.

(v)     “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(w)     “Potential Change in Control” means:

(I)     the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(II)   one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(III) a proxy statement soliciting proxies from stockholders of the Company is filed or distributed, seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

(x)     “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(I)     the attainment of age 75 by an Employee or Director;

(II)  the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or Service as an Employee or Director; or

(III) the completion of 25 years of continuous employment or Service as an Employee and/or Director.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(y)     “SAR” has the meaning ascribed to it in Section 2.1(b).

(z)     “SEC” means the Securities and Exchange Commission.

(aa)     “Securities Act” means the Securities Act of 1933, as amended from time to time.

(bb)     “Service” means service as an Employee, consultant or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus.

(cc)     “Stock” means the common stock of the Company, $0.01 par value per share.

(dd)     “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(ee)     “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)      The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)     The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.

(III)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(IV)    Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A.

(V)     With respect to a Participant director, cessation as a director will not be deemed to have occurred if the Participant continues as a director emeritus.

(ff)     “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(gg)     “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

(hh)     “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

Section 8.2     In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)     actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)     references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)     in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)     references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)     indications of time of day mean New Jersey time;

(f)     “including” means “including, but not limited to”;

(g)     all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)     all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)     the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)     any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)     all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

MAGYAR BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
February 12, 2007

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominees for directors set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Somerset Marriott Hotel, 110 Davidson Avenue, Somerset, New Jersey, on February 12, 2007 at 2:00 p.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD
(except as marked to the contrary below)
1. The election as directors of all nominees
     listed below, each to serve for a three-year
     term

Elizabeth E. Hance
Thomas Lankey
Joseph A. Yelencsics

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

	☐	☐
	FOR	AGAINST	ABSTAIN
2. The approval of the Magyar Bancorp, Inc. 2006 Equity Incentive Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2007.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1, Proposal 2 and Proposal 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated January 8, 2007, and audited financial statements.

Dated: _________________________	☐	Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.